Exhibit 10.28

CERTAIN INFORMATION IDENTIFIED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS (“[***]”), HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT NUMBER ONE TO THE MASTER SERVICES AGREEMENT

THIS AMENDMENT NUMBER ONE TO THE MASTER SERVICES AGREEMENT (this “Amendment One”), is made effective October 12, 2021 (the “Effective Date) between Xenetic Biosciences, Inc. a Nevada corporation having its place of business at 40 Speen Street, Suite 102, Framingham, Massachusetts 01701 (“Sponsor”) and PJSC Pharmsynthez, a Russian public joint stock company having an address of No 134, Liter 1, Poselok Kuzmolovsky, St. Kapitolovo, Vsevolozhsky Raion, Leningradskaya Oblast, 188663, Russia (“Pharms”). Individually, each of Sponsor and Pharms is a “Party” and collectively, “Parties.”

WHEREAS, Sponsor and Pharms entered into a Master Services Agreement (the “Agreement”) on June 12, 2020; and

WHEREAS, Sponsor and Pharms desire to terminate all existing Work Orders immediately that were initiated pursuant to the terms of Section 1 of the Agreement;

WHEREAS, Sponsor has agreed to pay to Pharms a one-time payment of forty thousand United States Dollars ($40,000 USD) upon entry of the Parties into a new Work Order pursuant to this Amendment One. The Parties agree that this payment provides full satisfaction for any outstanding monetary or any other compensation that may be owed by Sponsor to Pharms pursuant to the Agreement and any Work Order that existed prior to entry of the Parties into this Amendment One;

WHEREAS, Sponsor and Pharms further agree that Sponsor shall be under no obligation to make any other payments other than those expressly set forth in any future Work Order entered into following the Effective Date of this Amendment One;

WHEREAS, Sponsor and Pharms also agree to delete Exhibit A attached to the Agreement and replace it with a new Exhibit A, which is attached hereto.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment One and in accordance with and subject to the terms and conditions specified below, the Parties agree as follows:

AMENDMENT OF THE AGREEMENT

The Parties hereby agree to amend the Agreement as of the Effective Date of Amendment One as provided below. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings provided in the Agreement.

1.                  All Work Orders that were initiated under Section 1, and more particularly, Section 1.3 of the Agreement that have not been completed as of the Effective Date of Amendment One shall herein be immediately terminated (the “Terminated Work Orders”). Sponsor shall owe no additional monetary or any other compensation for the services and expenses set forth in these Terminated Work Orders other than that set forth below in Paragraph 3. Additionally, Pharms shall owe no further Services to Sponsor pursuant to the Terminated Work Orders.

2.                   Sponsor and Pharms shall enter into a new Work Order upon entry of the Parties into this Amendment One, which shall abide by the requirements of Section 1 and more particularly, Section 1.3 of the Agreement.

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3.                  Upon entry of the Parties into the new Work Order, Sponsor shall make a one-time payment of forty thousand United States Dollars ($40,000 USD) to Pharms. The Parties agree that twenty-one thousand United States Dollars ($21,000 USD) shall constitute a one-time payment in full for all money and any other compensation owed by Sponsor to Pharms prior to the entry of the Parties into this Amendment One and the new Work Order. For purposes of clarity, other compensation includes, but is not limited to, in kind services by Sponsor, shares of stock in Sponsor (also commonly referred to as equity in Sponsor) or other compensation that was owed by Sponsor to Pharms. The remaining nineteen thousand United States Dollars ($19,000 USD) will be creditable against and will pay for any out of pocket costs and expenses by Pharms on behalf of Sponsor pursuant to any new Work Orders initiated following the Effective Date of this Amendment One.

4.                   Section 2.6 is hereby deleted in its entirety and replaced by the new Section 2.6 set forth below:

2.6. Milestones. In the event that milestones shall be provided under a Work Order under this Agreement, and such milestones shall involve one or-more payments by Sponsor to Pharms, the Parties agree that a table shall be attached to the Work Order that sets forth the milestone event that triggers the payment and the amount of the payment to be made in USD or shares of Sponsor’s common stock. To the extent that the milestone payment is made in shares of the Sponsor. the shares shall be priced as reflected in the relevant Work Order. The Parties additionally agree that the decision whether to pay the milestone payment in cash or in shares shall be at the sole discretion of the Sponsor. Further, if the milestone payment is provided in shares of Sponsor stock, the shares shall be issued in the name of those individuals that Pharms identifies in writing to Sponsor prior to the issuance of the shares, subject in all respects to compliance with Section 2.7. In the event of any change in the number or kind of outstanding shares of the Company’s common stock by reason of a stock split, stock dividend, recapitalization or reorganization, the number of any shares subject to issuance under this Agreement as set forth under a Work Order shall be appropriately adjusted by the Sponsor in its sole discretion, and the decision of the Sponsor regarding any such adjustment shall be final, binding and conclusive.

5.                  Exhibit A is hereby deleted in its entirety and replaced by the Exhibit A attached hereto this Amendment One.

6.                  Miscellaneous

a.                   Full Force and Effect. Except as expressly amended by this Amendment One, the Agreement shall remain unchanged and continue in full force and effect as provided therein.

b.                  Entire Agreement of the Parties. This Amendment One and the Agreement constitute the complete final and exclusive understanding and agreement of Sponsor and Pharms with respect to the subject matter of the Agreement, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between Sponsor and Pharms respecting the subject matter of the Agreement.

c.                   Counterparts. This Amendment One may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment One may be executed my facsimile or other electronic means.

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Agreement as of the Effective Date.

ACKNOWLEDGED. ACCEPTED AND AGREED TO:

PJSC Pharmsynthez

By: /s/ Prilezhaev Efim

(Signature)

Print: Prilezhaev Efim

Title: Chief Executive Officer

Date: ___________________________________________

Xenetic Biosciences, Inc.

By: /s/ Jeffrey F. Eisenberg

(Signature)

Print: Jeffrey F. Eisenberg

Title: Chief Executive Officer

Date:     October 12, 2021

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EXHIBIT A

PROGRAM SUMMARY

Introduction

Xenetic Biosciences is developing a CAR T platform (termed ‘XCART’) for the treatment of certain non-Hodgkin Lymphoma (NHL) subtypes, by targeting a patient- and tumor- specific lymphoma neoantigen, namely the unique B-cell receptor (BCR) displayed by a given malignant B-cell clone.

XCART will utilize a universal ‘CAR cassette’, into which neoantigen-specific, antigen-binding domains (ABDs) can be inserted to create a patient-specific CAR. The resulting CAR construct can then be engineered into an autologous CAR T product for treatment of the patient’s lymphoma.

[***]

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EXHIBIT B

SAMPLE WORK ORDER

WORK ORDER

This Work Order (“Work Order”) is between Xenetic Biosciences, Inc., 40 Speen St., Ste 102, Framingham, MA 01701 (“Sponsor”) and PJSC Pharmsynthez, No134, Liter 1, Poselok Kuzmolovsky, St. Kapitolovo, Vsevolozhsky Raion, Leningradskaya Oblast, 188663, Russia (“Pharms”) and relates to the Master Services Agreement dated as of June 12, 2020, as amended by Amendment No. 1 to the Master Services Agreement, dated as of October 12, 2021 (the “Agreement”), which is incorporated by reference herein. Pursuant to the Agreement, Pharms has agreed to perform certain services in accordance with written Work Orders, such as this one, entered into from time-to-time. This Work Order sets forth the obligations of the parties with regard to conducting certain services associated with development of Sponsor’s XCART technology.

The parties hereby agree as follows:

1.                  Work Order. This document constitutes a “Work Order” under the Agreement and this Work Order and the services contemplated herein are subject to the terms and provisions of the Agreement.

2.                  Services and Payment of Fees and Expenses. The specific services contemplated by this Work Order (the “Services”) and the related payment terms and obligations are set forth on Attachment 1 hereto, which is incorporated herein by reference:

3.                  Term. The term of this Work Order shall commence on the date of execution and shall continue until the Services described are completed, unless this Work Order is terminated in accordance with the Agreement. If the Agreement is terminated or expires, but this Work Order is not terminated or completed, then the terms of the Agreement shall continue to apply to this Work Order until the Work Order is either terminated or completed.

4.                  Amendments. No modification, amendment, or waiver of this Work Order shall be effective unless in writing and duly executed and delivered by each party to the other.

5.                  Standard Operating Procedures. Pharms shall conduct the Study according to the formats and procedures set forth in Pharms’s Standard Operating Procedures (“SOPs”).

6.                  Third Parties. The Third Party vendors who will be performing services on the Study are set forth in Attachment 1. Sponsor has provided its written consent and approves such Third Party vendors listed and referred to within this Agreement.

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ACKNOWLEDGED, ACCEPTED AND AGREED TO:

PJSC Pharmsynthez

By: __________________________________

(Signature)

Print: Prilezhaev Efim

Title: Chief Executive Officer

Date: _____________________________________

Xenetic Biosciences, Inc.

By: __________________________________

(Signature)

Print: Curtis Lockshin

Title: Chief Scientific Officer

Date: _____________________________________

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ATTACHMENT 1: SCOPE OF WORK/PROJECT BUDGET

[***]

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ATTACHMENT 2: THIRD PARTY AGREEMENTS

[Pharms to complete]

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